Exhibit 99.2

Genworth Financial

THIRD QUARTER FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2005

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Table of Contents	Page
Third Quarter Results by Segment—Nine months ended September 30, 2005 as compared to pro forma nine months ended September 30, 2004
Operating Results
YTD Statement of Earnings by Segment	48

Net Earnings by Segment
YTD Segment Net Earnings—Protection	49
YTD Segment Net Earnings—Retirement Income and Investments	50
YTD Segment Net Earnings—Mortgage Insurance	51
YTD Segment Net Earnings—Corporate and Other	52

Earnings Trends
Net Earnings	53
Segment Net Earnings—Protection	54
Segment Net Earnings—Retirement Income and Investments	55
Segment Net Earnings—Mortgage Insurance	56
Segment Net Earnings—Corporate and Other	57

Corporate Information
Industry Ratings	59 & 60

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Dear Investor,

In conjunction with the release of Genworth’s third quarter results for 2005, we have prepared this financial supplement to assist investors in understanding Genworth’s financial results. This quarter we re-ordered the financial information, bringing the current period information to the front of the Supplement to make it easier to locate.

This supplement compares current period results to earnings and other financial information from the third quarter of 2004 including pro forma earnings for the nine months ended September 30, 2004. The pro forma financial information that is presented reflects the effect of the company’s corporate reorganization and the other transactions effected in connection with our initial public offering, completed in May, 2004.

Additional detail on the basis of financial information is provided on page 4 of this supplement.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804-662-2693

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Basis of Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its financial information as if the company had been in existence throughout all relevant periods. The financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. As a result, the company’s financial information for periods prior to the corporate reorganization is not comparable to financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. These contracts represent substantially all of the company’s contracts that were in force as of December 31, 2003 for these products. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information for the nine month period ended September 30, 2004 contained in this financial supplement reflects the company’s financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2004. There were no pro forma adjustments for the three month period ended September 30, 2004. The following transactions are reflected in the unaudited pro forma financial information:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds there from.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as net earnings from continuing operations, excluding after-tax net realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating earnings for the periods presented in this financial supplement other than a $22 million IPO-related tax charge recorded during the second quarter of 2004, a $68 million IPO-related net tax benefit recorded during the fourth quarter of 2004 and a $25 million after-tax gain related to our waiver of contractual rights under an outsourcing services agreement with GE’s global outsourcing provider, 60% of which was sold in the fourth quarter of 2004.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net earnings to net operating earnings (as defined above) for the three and nine months ended September 30, 2005 and 2004 and to pro forma net operating earnings for the nine months ended September 30, 2004.

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings from continuing operations before accounting change under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of Corporate and Other segment net earnings to segment net operating earnings for the three and nine months ended September 30, 2005 and 2004, and to pro forma segment net operating earnings for the nine months ended September 30, 2004, presented in accordance with GAAP, see the tables on pages 10 & 45 in this report. The term “net operating loss” as used in this report is also a non-GAAP financial measure and has an analogous meaning to “net operating earnings.”

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance and group life and health insurance; (2) new and additional premiums/deposits for universal life insurance, spread-based and variable products; (3) new deposits for managed assets; (4) written premiums gross of reinsurance and cancellations for payment protection insurance; and (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2005	December 31, 2004
Total stockholders’ interest, excluding accumulated nonowner changes in stockholders’ interest	$11,614	$11,257
Total accumulated non-owner changes in stockholders’ interest	1,714	1,609

Total stockholders’ interest	$13,328	$12,866

Book value per common share	$28.31	$26.28
Book value per common share, excluding accumulated nonowner changes in stockholders’ interest	$24.67	$22.99

Common shares outstanding as of balance sheet date	470.8	489.6

Basic and Diluted Shares	Three months ended September 30, 2005	Nine months ended September 30, 2005
Weighted-average shares used in basic earnings per common share calculations	470.7	476.7
Dilutive securities:
Stock purchase contracts underlying equity units	6.4	4.9
Stock options and stock appreciation rights	3.6	2.7
Restricted stock units	0.4	0.4

Weighted-average shares used in diluted earnings per common share calculations	481.1	484.7

Stock Purchase Contracts Underlying Equity Units

For more information on our Equity Units, see note 14 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2004.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares (a)
	$25.00	1.4
	$26.00	2.4
	$27.00	3.2
	$28.00	4.0
	$29.00	4.7
	$30.00	5.4
	$31.00	6.1
	$32.00	6.7
	$33.00	7.2
	$34.00	7.8
	$35.00	8.3

(a)	Incremental shares are calculated using the treasury stock method.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Reconciliation of Net Earnings to Net Operating Earnings

(amounts in millions, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004
Net earnings	$307	$271	$914	$811
Gain on sale of discontinued operations, net of taxes	—	—	—	(7)
Cumulative effect of accounting change, net of taxes	—	—	—	(5)

Net earnings from continuing operations before accounting change	307	271	914	799
Net realized investment losses (gains), net of taxes	4	(2)	8	(17)
Net tax expense related to initial public offering	—	—	—	22

Net operating earnings	$311	$269	$922	$804

Net earnings from continuing operations before accounting change				$799
Excluded assets and liabilities (a)				7
Reinsurance transactions (b)				(4)
Capital structure and other (c)				(18)

Pro forma net earnings from continuing operations				784
Net realized investment gains, net of taxes				(16)
Net tax expense related to initial public offering				22

Pro forma net operating earnings				$790

Net earnings per common share:
Basic	$0.65	$0.55	$1.92	$1.66

Diluted	$0.64	$0.55	$1.88	$1.65

Net earnings from continuing operations before accounting change per common share:
Basic	$0.65	$0.55	$1.92	$1.63

Diluted	$0.64	$0.55	$1.88	$1.63

Net operating earnings per common share:
Basic	$0.66	$0.55	$1.93	$1.64

Diluted	$0.65	$0.55	$1.90	$1.64

Pro forma net earnings from continuing operations per common share:
Basic				$1.60

Diluted				$1.60

Pro forma net operating earnings per common share:
Basic				$1.61

Diluted				$1.61

Weighted-average common shares outstanding:
Basic	470.7	489.6	476.7	489.5

Diluted	481.1	490.4	484.7	490.4

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Notes to Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004.

The unaudited pro forma earnings information for 2004 gives effect to the reinsurance transactions as if each had occurred as of January 1, 2004 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2004. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party reinsurance in the ordinary course of business. The company’s pro forma statement of earnings for the nine months ended September 30, 2004 excludes the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2004, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma periods, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

Concurrently with the reinsurance transactions, the company contributed $1.836 billion of capital to UFLIC, which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified as (1) supporting the blocks of business reinsured for the reinsurance, and (2) representing surplus of subsidiaries providing assets that were contributed to UFLIC.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company in connection with the corporate reorganization and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatory redeemable Series A Cumulative Preferred Stock, both of which were completed on May 28, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Third Quarter Results

Three and nine months ended September 30, 2005 as compared to three and nine months ended September 30, 2004

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

	Three months ended September 30,
EARNINGS BY SEGMENT	2005	2004
Earnings (loss) from continuing operations before income taxes
Protection	$225	$216
Retirement Income and Investments	84	62
Mortgage Insurance	168	150
Corporate and Other	(34)	(21)

Earnings (loss) from continuing operations before income taxes	$443	$407

Net earnings (loss) from continuing operations
Protection	$145	$135
Retirement Income and Investments	59	40
Mortgage Insurance	126	102
Corporate and Other	(23)	(6)

Net earnings (loss) from continuing operations	$307	$271

Net operating earnings (loss)
Protection	$145	$135
Retirement Income and Investments	59	40
Mortgage Insurance	126	102
Corporate and Other (see reconciliation below)	(19)	(8)

Net operating earnings (loss)	$311	$269

	Three months ended September 30,
EARNINGS PER COMMON SHARE	2005	2004
Net earnings from continuing operations per common share
Basic	$0.65	$0.55

Diluted	$0.64	$0.55

Net operating earnings per common share
Basic	$0.66	$0.55

Diluted	$0.65	$0.55

Weighted-average common shares outstanding:
Basic	470.7	489.6

Diluted	481.1	490.4

	Three months ended September 30,
	2005	2006
Reconciliation of Corporate and Other segment net loss to segment net operating loss
Segment net loss from continuing operations	$(23)	$(6)
Net realized investment losses (gains), net of taxes	4	(2)

Segment net operating loss	$(19)	$(8)

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

	Nine months ended September 30,
EARNINGS BY SEGMENT	2005	2004
Earnings (loss) from continuing operations before income taxes and accounting change
Protection	$646	$616
Retirement Income and Investments	254	183
Mortgage Insurance	544	461
Corporate and Other	(105)	(5)
Affinity	—	(32)

Earnings (loss) from continuing operations before income taxes and accounting change	$1,339	$1,223

Net earnings (loss) from continuing operations before accounting change
Protection	$416	$388
Retirement Income and Investments	179	118
Mortgage Insurance	388	319
Corporate and Other	(69)	(12)
Affinity	—	(14)

Net earnings (loss) from continuing operations before accounting change	914	799
Gain on sale of discontinued operations, net of taxes	—	7
Cumulative effect of accounting changes, net of taxes	—	5

Net earnings	$914	$811

	Nine months ended September 30,
EARNINGS PER COMMON SHARE	2005	2004
Basic earnings per common share:
Net earnings from continuing operations before accounting change	$1.92	$1.63
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Basic earnings per common share	$1.92	$1.66

Diluted earnings per common share:
Net earnings from continuing operations before accounting change	$1.88	$1.63
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Diluted earnings per common share	$1.88	$1.65

Weighted-average common shares outstanding:
Basic	476.7	489.5

Diluted	484.7	490.4

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Three months ended September 30,
	2005	2004
REVENUES:
Premiums	$1,547	$1,523
Net investment income	902	785
Net realized investment (losses) gains	(7)	3
Policy fees and other income	186	159

Total revenues	2,628	2,470

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,026	1,034
Interest credited	364	328
Underwriting, acquisition and insurance expenses, net of deferrals	506	411
Amortization of deferred acquisition costs and intangibles	217	230
Interest expense	72	60

Total benefits and expenses	2,185	2,063

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	443	407

Provision for income taxes	136	136
Effective tax rate	30.7%	33.4%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	$307	$271

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Nine months ended September 30,
	2005	2004
REVENUES:
Premiums	$4,766	$4,953
Net investment income	2,595	2,823
Net realized investment (losses) gains	(13)	27
Policy fees and other income	501	612

Total revenues	7,849	8,415

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3,152	3,675
Interest credited	1,051	1,088
Underwriting, acquisition and insurance expenses, net of deferrals	1,476	1,445
Amortization of deferred acquisition costs and intangibles	618	830
Interest expense	213	154

Total benefits and expenses	6,510	7,192

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,339	1,223
Provision for income taxes	425	424
Effective tax rate	31.7%	34.7%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$914	$799

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Statement of Financial Position

(amounts in millions)

	September 30, 2005	December 31, 2004
ASSETS
Investments:
Fixed maturities available-for-sale	$53,569	$52,424
Equity securities available-for-sale	366	374
Mortgage and other loans	7,272	6,051
Policy loans	1,353	1,224
Short-term investments	26	247
Restricted investments held by securitization entities	753	860
Other invested assets	3,198	3,996

Total investments	66,537	65,176
Cash and cash equivalents	1,834	1,963
Accrued investment income	749	733
Deferred acquisition costs	5,391	5,020
Intangible assets	778	780
Goodwill	1,455	1,465
Reinsurance recoverables	18,331	18,535
Other assets	1,691	1,322
Separate account assets	8,923	8,884

Total assets	$105,689	$103,878

LIABILITIES AND STOCKHOLDERS’ INTEREST
Liabilities:
Future annuity and contract benefits	$63,786	$61,698
Liability for policy and contract claims	3,315	3,329
Unearned premiums	3,567	3,597
Other policyholder liabilities	518	638
Other liabilities	5,337	6,792
Non-recourse funding obligations	1,400	900
Short-term borrowings	167	559
Long-term borrowings	2,761	2,442
Senior notes underlying equity units	600	600
Preferred stock	100	100
Deferred tax liability	1,177	624
Borrowings related to securitization entities	710	849
Separate account liabilities	8,923	8,884

Total liabilities	92,361	91,012

Commitments and Contingencies

Stockholders’ Interest:
Common stock	—	—
Additional paid-in capital	10,651	10,612

Accumulated non-owner changes in stockholders’ interest:
Net unrealized investment gains	1,040	1,019
Derivatives qualifying as hedges	399	268
Foreign currency translation adjustments	275	322

Total accumulated non-owner changes in stockholders’ interest	1,714	1,609

Retained earnings	1,463	645
Treasury stock, at cost	(500)	—

Total stockholders’ interest	13,328	12,866

Total liabilities and stockholders’ interest	$105,689	$103,878

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Third Quarter Results by Segment

Three and nine months ended September 30, 2005 as compared to three and nine months ended September 30, 2004

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Three months ended September 30, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$1,120	$189	$218	$20	$1,547
Net investment income	321	455	73	53	902
Net realized investment losses	—	—	—	(7)	(7)
Policy fees and other income	108	61	12	5	186

Total revenues	1,549	705	303	71	2,628

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	732	247	36	11	1,026
Interest credited	90	274	—	—	364
Underwriting, acquisition and insurance expenses, net of deferrals	328	66	81	31	506
Amortization of deferred acquisition costs and intangibles	161	33	18	5	217
Interest expense	13	1	—	58	72

Total benefits and expenses	1,324	621	135	105	2,185

EARNINGS (LOSS) BEFORE INCOME TAXES	225	84	168	(34)	443
Provision for (benefit from) income taxes	80	25	42	(11)	136

NET EARNINGS (LOSS)	145	59	126	(23)	307
Net realized investment losses, net of taxes	—	—	—	4	4

NET OPERATING EARNINGS (LOSS)	$145	$59	$126	$(19)	$311

Three months ended September 30, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$1,085	$219	$197	$22	$1,523
Net investment income	298	393	65	29	785
Net realized investment gains	—	—	—	3	3
Policyholder fees and other income	91	52	10	6	159

Total Revenue	1,474	664	272	60	2,470

BENEFITS AND EXPENSES:
Benefits and changes in policy reserves	698	281	46	9	1,034
Interest credited	91	237	—	—	328
Underwriting, acquisition and insurance expenses, net of deferrals	279	59	64	9	411
Amortization of deferred acquisition costs and intangibles	186	25	12	7	230
Interest expense	4	—	—	56	60

Total benefits and expenses	1,258	602	122	81	2,063

EARNINGS (LOSS) BEFORE INCOME TAXES	216	62	150	(21)	407
Provision for (benefit from) income taxes	81	22	48	(15)	136

NET EARNINGS (LOSS)	135	40	102	(6)	271
Net realized investment gains, net of taxes	—	—	—	(2)	(2)

NET OPERATING EARNINGS (LOSS)	$135	$40	$102	$(8)	$269

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Nine months ended September 30, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$3,377	$674	$653	$62	$—	$4,766
Net investment income	946	1,320	210	119	—	2,595
Net realized investment losses	—	—	—	(13)	—	(13)
Policy fees and other income	273	181	34	13	—	501

Total revenues	4,596	2,175	897	181	—	7,849

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,172	856	96	28	—	3,152
Interest credited	271	780	—	—	—	1,051
Underwriting, acquisition and insurance expenses, net of deferrals	1,004	191	215	66	—	1,476
Amortization of deferred acquisition costs and intangibles	470	92	42	14	—	618
Interest expense	33	2	—	178	—	213

Total benefits and expenses	3,950	1,921	353	286	—	6,510
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	646	254	544	(105)	—	1,339
Provision for (benefit from) income taxes	230	75	156	(36)	—	425
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	416	179	388	(69)	—	914
Net realized investment gains, net of taxes	—	—	—	8	—	8

NET OPERATING EARNINGS (LOSS)	$416	$179	$388	$(61)	$—	$922

Nine months ended September 30, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$3,387	$817	$587	$74	$88	$4,953
Net investment income	913	1,579	186	119	26	2,823
Net realized investment gains	—	—	—	27	—	27
Policyholder fees and other income	257	213	28	10	104	612

Total Revenue	4,557	2,609	801	230	218	8,415

BENEFITS AND EXPENSES:
Benefits and changes in policy reserves	2,185	1,270	112	28	80	3,675
Interest credited	271	817	—	—	—	1,088
Underwriting, acquisition and insurance expenses, net of deferrals	877	202	193	50	123	1,445
Amortization of deferred acquisition costs and intangibles	599	136	35	13	47	830
Interest expense	9	1	—	144	—	154

Total benefits and expenses	3,941	2,426	340	235	250	7,192
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	616	183	461	(5)	(32)	1,223
Provision for (benefit from) income taxes	228	65	142	7	(18)	424
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	388	118	319	(12)	(14)	799
Net realized investment gains, net of taxes	—	—	—	(17)	—	(17)
Net tax expense related to initial public offering	—	—	—	22	—	22

NET OPERATING EARNINGS (LOSS)	$388	$118	$319	$(7)	$(14)	$804

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Three months ended September 30, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$212	$412	$330	$166	$1,120
Net investment income	122	165	23	11	321
Policy fees and other income	94	6	5	3	108

Total revenues	428	583	358	180	1,549

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	168	389	60	115	732
Interest credited	59	31	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	36	80	172	40	328
Amortization of deferred acquisition costs and intangibles	39	19	91	12	161
Interest expense	13	—	—	—	13

Total benefits and expenses	315	519	323	167	1,324

EARNINGS BEFORE INCOME TAXES	113	64	35	13	225
Provision for income taxes	40	23	12	5	80

SEGMENT NET EARNINGS	$73	$41	$23	$8	$145

Three months ended September 30, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$190	$403	$336	$156	$1,085
Net investment income	111	149	27	11	298
Policy fees and other income	79	3	4	5	91

Total revenues	380	555	367	172	1,474

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	161	369	67	101	698
Interest credited	59	31	—	1	91
Underwriting, acquisition and insurance expenses, net of deferrals	30	59	145	45	279
Amortization of deferred acquisition costs and intangibles	29	29	119	9	186
Interest expense	4	—	—	—	4

Total benefits and expenses	283	488	331	156	1,258

EARNINGS BEFORE INCOME TAXES	97	67	36	16	216
Provision for income taxes	36	24	15	6	81

SEGMENT NET EARNINGS	$61	$43	$21	$10	$135

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Nine months ended September 30, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$606	$1,251	$1,027	$493	$3,377
Net investment income	359	481	73	33	946
Policy fees and other income	237	10	16	10	273

Total revenues	1,202	1,742	1,116	536	4,596

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	505	1,148	179	340	2,172
Interest credited	176	94	—	1	271
Underwriting, acquisition and insurance expenses, net of deferrals	98	219	561	126	1,004
Amortization of deferred acquisition costs and intangibles	85	81	271	33	470
Interest expense	33	—	—	—	33

Total benefits and expenses	897	1,542	1,011	500	3,950

EARNINGS BEFORE INCOME TAXES	305	200	105	36	646
Provision for income taxes	109	71	37	13	230

SEGMENT NET EARNINGS	$196	$129	$68	$23	$416

Nine months ended September 30, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$567	$1,276	$1,080	$464	$3,387
Net investment income	329	473	79	32	913
Policy fees and other income	222	6	14	15	257

Total revenues	1,118	1,755	1,173	511	4,557

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	467	1,187	212	319	2,185
Interest credited	182	88	—	1	271
Underwriting, acquisition and insurance expenses, net of deferrals	90	211	449	127	877
Amortization of deferred acquisition costs and intangibles	88	72	414	25	599
Interest expense	9	—	—	—	9

Total benefits and expenses	836	1,558	1,075	472	3,941

EARNINGS BEFORE INCOME TAXES	282	197	98	39	616
Provision for income taxes	104	71	39	14	228

SEGMENT NET EARNINGS	$178	$126	$59	$25	$388

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Three months ended September 30, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$189	$—	$—	$189
Net investment income	338	4	113	455
Policy fees and other income	4	57	—	61

Total revenues	531	61	113	705

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	245	2	—	247
Interest credited	172	1	101	274
Underwriting, acquisition and insurance expenses, net of deferrals	29	35	2	66
Amortization of deferred acquisition costs and intangibles	28	5	—	33
Interest expense	1	—	—	1

Total benefits and expenses	475	43	103	621

EARNINGS BEFORE INCOME TAXES	56	18	10	84
Provision for income taxes	17	4	4	25

SEGMENT NET EARNINGS	$39	$14	$6	$59

Three months ended September 30, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$219	$—	$—	$219
Net investment income	312	3	78	393
Policy fees and other income	5	47	—	52

Total revenues	536	50	78	664

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	279	2	—	281
Interest credited	164	2	71	237
Underwriting, acquisition and insurance expenses, net of deferrals	31	27	1	59
Amortization of deferred acquisition costs and intangibles	23	2	—	25
Interest expense	1	(1)	—	—

Total benefits and expenses	498	32	72	602

EARNINGS BEFORE INCOME TAXES	38	18	6	62
Provision for income taxes	14	6	2	22

SEGMENT NET EARNINGS	$24	$12	$4	$40

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Nine months ended September 30, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$674	$—	$—	$674
Net investment income	991	13	316	1,320
Policy fees and other income	12	169	—	181

Total revenues	1,677	182	316	2,175

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	849	7	—	856
Interest credited	503	8	269	780
Underwriting, acquisition and insurance expenses, net of deferrals	90	95	6	191
Amortization of deferred acquisition costs and intangibles	80	12	—	92
Interest expense	2	—	—	2

Total benefits and expenses	1,524	122	275	1,921

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	153	60	41	254
Provision for income taxes	45	15	15	75

SEGMENT NET EARNINGS	$108	$45	$26	$179

Nine months ended September 30, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$817	$—	$—	$817
Net investment income	1,285	56	238	1,579
Policy fees and other income	11	202	—	213

Total revenues	2,113	258	238	2,609

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,252	18	—	1,270
Interest credited	575	38	204	817
Underwriting, acquisition and insurance expenses, net of deferrals	95	104	3	202
Amortization of deferred acquisition costs and intangibles	81	55	—	136
Interest expense	1	—	—	1

Total benefits and expenses	2,004	215	207	2,426

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	109	43	31	183
Provision for income taxes	39	15	11	65

SEGMENT NET EARNINGS	$70	$28	$20	$118

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Three months ended September 30, 2005	U. S.	International	Total
REVENUES:
Premiums	$111	$107	$218
Net investment income	34	39	73
Policy fees and other income	6	6	12

Total revenues	151	152	303

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	9	36
Underwriting, acquisition and insurance expenses, net of deferrals	49	32	81
Amortization of deferred acquisition costs and intangibles	13	5	18

Total benefits and expenses	89	46	135

EARNINGS BEFORE INCOME TAXES	62	106	168
Provision for income taxes	4	38	42

SEGMENT NET EARNINGS	$58	$68	$126

Three months ended September 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$113	$84	$197
Net investment income	35	30	65
Policy fees and other income	5	5	10

Total revenues	153	119	272

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	8	46
Underwriting, acquisition and insurance expenses, net of deferrals	40	24	64
Amortization of deferred acquisition costs and intangibles	7	5	12

Total benefits and expenses	85	37	122

EARNINGS BEFORE INCOME TAXES	68	82	150
Provision for income taxes	16	32	48

SEGMENT NET EARNINGS	$52	$50	$102

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Nine months ended September 30, 2005	U. S.	International	Total
REVENUES:
Premiums	$335	$318	$653
Net investment income	97	113	210
Policy fees and other income	20	14	34

Total revenues	452	445	897

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	67	29	96
Underwriting, acquisition and insurance expenses, net of deferrals	123	92	215
Amortization of deferred acquisition costs and intangibles	26	16	42

Total benefits and expenses	216	137	353

EARNINGS BEFORE INCOME TAXES	236	308	544
Provision for income taxes	45	111	156

SEGMENT NET EARNINGS	$191	$197	$388

Nine months ended September 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$348	$239	$587
Net investment income	98	88	186
Policy fees and other income	14	14	28

Total revenues	460	341	801

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	88	24	112
Underwriting, acquisition and insurance expenses, net of deferrals	124	69	193
Amortization of deferred acquisition costs and intangibles	21	14	35

Total benefits and expenses	233	107	340

EARNINGS BEFORE INCOME TAXES	227	234	461
Provision for income taxes	53	89	142

SEGMENT NET EARNINGS	$174	$145	$319

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Three months ended September 30, 2005	Total
REVENUES:
Premiums	$20
Net investment income	53
Net realized investment losses	(7)
Policy fees and other income	5

Total revenues	71

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11
Underwriting, acquisition and insurance expenses, net of deferrals	31
Amortization of deferred acquisition costs and intangibles	5
Interest expense	58

Total benefits and expenses	105

LOSS BEFORE INCOME TAXES	(34)
Benefit from income taxes	(11)

SEGMENT NET LOSS	(23)
Net realized investment losses, net of taxes	4

NET OPERATING LOSS	$(19)

Three months ended September 30, 2004	Total
REVENUES:
Premiums	$22
Net investment income	29
Net realized investment gains	3
Policy fees and other income	6

Total revenues	60

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9
Underwriting, acquisition and insurance expenses, net of deferrals	9
Amortization of deferred acquisition costs and intangibles	7
Interest expense	56

Total benefits and expenses	81

LOSS BEFORE INCOME TAXES	(21)
Benefit from income taxes	(15)

SEGMENT NET LOSS	(6)
Net realized investment gains, net of taxes	(2)

NET OPERATING LOSS	$(8)

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Nine months ended September 30, 2005	Total
REVENUES:
Premiums	$62
Net investment income	119
Net realized investment losses	(13)
Policy fees and other income	13

Total revenues	181

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28
Underwriting, acquisition and insurance expenses, net of deferrals	66
Amortization of deferred acquisition costs and intangibles	14
Interest expense	178

Total benefits and expenses	286

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(105)
Benefit from income taxes	(36)

SEGMENT NET LOSS	(69)
Net realized investment losses, net of taxes	8

NET OPERATING LOSS	$(61)

Nine months ended September 30, 2004	Total
REVENUES:
Premiums	$74
Net investment income	119
Net realized investment gains	27
Policy fees and other income	10

Total revenues	230

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28
Underwriting, acquisition and insurance expenses, net of deferrals	50
Amortization of deferred acquisition costs and intangibles	13
Interest expense	144

Total benefits and expenses	235

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)
Provision for income taxes	7

SEGMENT NET LOSS	(12)
Net realized investment gains, net of taxes	(17)
Net tax expense related to initial public offering	22

NET OPERATING LOSS	$(7)

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,547	$1,614	$1,605	$4,766	$1,606	$1,523	$1,708	$1,722	$6,559
Net investment income	902	842	851	2,595	825	785	1,001	1,037	3,648
Net realized investment (losses) gains	(7)	—	(6)	(13)	(1)	3	8	16	26
Policy fees and other income	186	154	161	501	212	159	204	249	824

Total revenues	2,628	2,610	2,611	7,849	2,642	2,470	2,921	3,024	11,057

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,026	1,051	1,075	3,152	1,129	1,034	1,290	1,351	4,804
Interest credited	364	347	340	1,051	344	328	364	396	1,432
Underwriting, acquisition and insurance expenses, net of deferrals	506	523	447	1,476	457	411	511	523	1,902
Amortization of deferred acquisition costs and intangibles	217	208	193	618	234	230	270	330	1,064
Interest expense	72	69	72	213	63	60	47	47	217

Total benefits and expenses	2,185	2,198	2,127	6,510	2,227	2,063	2,482	2,647	9,419

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	443	412	484	1,339	415	407	439	377	1,638
Provision for income taxes	136	127	162	425	69	136	171	117	493

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	307	285	322	914	346	271	268	260	1,145
Net realized investment losses (gains), net of taxes	4	—	4	8	1	(2)	(5)	(10)	(16)
Net tax (benefit) expense related to initial public offering	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING EARNINGS	$311	$285	$326	$922	$254	$269	$285	$250	$1,058

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,120	$1,129	$1,128	$3,377	$1,094	$1,085	$1,132	$1,170	$4,481
Net investment income	321	311	314	946	311	298	306	309	1,224
Policy fees and other income	108	77	88	273	102	91	79	87	359

Total Revenues	1,549	1,517	1,530	4,596	1,507	1,474	1,517	1,566	6,064

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	732	702	738	2,172	705	698	727	760	2,890
Interest credited	90	91	90	271	91	91	90	90	362
Underwriting, acquisition and insurance expenses, net of deferrals	328	349	327	1,004	307	279	307	291	1,184
Amortization of deferred acquisition costs and intangibles	161	159	150	470	180	186	184	229	779
Interest expense	13	11	9	33	6	4	2	3	15

Total benefits and expenses	1,324	1,312	1,314	3,950	1,289	1,258	1,310	1,373	5,230

EARNINGS BEFORE INCOME TAXES	225	205	216	646	218	216	207	193	834
Provision for income taxes	80	73	77	230	78	81	78	69	306

SEGMENT NET EARNINGS	$145	$132	$139	$416	$140	$135	$129	$124	$528

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$189	$241	$244	$674	$277	$219	$321	$277	$1,094
Net investment income	455	432	433	1,320	417	393	569	617	1,996
Policy fees and other income	61	62	58	181	58	52	76	85	271

Total revenues	705	735	735	2,175	752	664	966	979	3,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	247	301	308	856	363	281	495	494	1,633
Interest credited	274	256	250	780	253	237	274	306	1,070
Underwriting, acquisition and insurance expenses, net of deferrals	66	66	59	191	48	59	68	75	250
Amortization of deferred acquisition costs and intangibles	33	32	27	92	34	25	54	57	170
Interest expense	1	1	—	2	—	—	1	—	1

Total benefits and expenses	621	656	644	1,921	698	602	892	932	3,124

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	84	79	91	254	54	62	74	47	237
Provision for income taxes	25	19	31	75	19	22	27	16	84

SEGMENT NET EARNINGS	$59	$60	$60	$179	$35	$40	$47	$31	$153

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$218	$220	$215	$653	$213	$197	$195	$195	$800
Net investment income	73	68	69	210	68	65	61	60	254
Policy fees and other income	12	12	10	34	8	10	10	8	36

Total revenues	303	300	294	897	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	39	21	96	53	46	27	39	165
Underwriting, acquisition and insurance expenses, net of deferrals	81	75	59	215	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	18	13	11	42	16	12	11	12	51

Total benefits and expenses	135	127	91	353	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	168	173	203	544	151	150	163	148	612
Provision for income taxes	42	52	62	156	44	48	49	45	186

SEGMENT NET EARNINGS	$126	$121	$141	$388	$107	$102	$114	$103	$426

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$20	$24	$18	$62	$22	$22	$26	$26	$96
Net investment income	53	31	35	119	29	29	57	33	148
Net realized investment (losses) gains	(7)	—	(6)	(13)	(1)	3	8	16	26
Policy fees and other income	5	3	5	13	44	6	2	2	54

Total revenues	71	58	52	181	94	60	93	77	324

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	9	8	28	8	9	10	9	36
Underwriting, acquisition and insurance expenses, net of deferrals	31	33	2	66	33	9	22	19	83
Amortization of deferred acquisition costs and intangibles	5	4	5	14	4	7	3	3	17
Interest expense	58	57	63	178	57	56	44	44	201

Total benefits and expenses	105	103	78	286	102	81	79	75	337

(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(34)	(45)	(26)	(105)	(8)	(21)	14	2	(13)
(Benefit from) provision for income taxes	(11)	(17)	(8)	(36)	(72)	(15)	24	(2)	(65)

SEGMENT NET (LOSS) EARNINGS	(23)	(28)	(18)	(69)	64	(6)	(10)	4	52
Net realized investment losses (gains), net of taxes	4	—	4	8	1	(2)	(5)	(10)	(16)
Net tax (benefit) expense related to initial public offering	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING (LOSS) EARNINGS	$(19)	$(28)	$(14)	$(61)	$(28)	$(8)	$7	$(6)	$(35)

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Affinity

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$34	$54	$88
Net investment income	—	—	—	—	—	—	8	18	26
Policy fees and other income	—	—	—	—	—	—	37	67	104

Total revenues	—	—	—	—	—	—	79	139	218

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	31	49	80
Underwriting, acquisition and insurance expenses, net of deferrals	—	—	—	—	—	—	49	74	123
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	18	29	47

Total benefits and expenses	—	—	—	—	—	—	98	152	250

LOSS BEFORE INCOME TAXES	—	—	—	—	—	—	(19)	(13)	(32)
Benefit from income taxes	—	—	—	—	—	—	(7)	(11)	(18)

SEGMENT NET LOSS	$—	$—	$—	$—	$—	$—	$(12)	$(2)	$(14)

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

STATISTICAL DATA

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturities, available-for-sale:
Public		$40,507	59%	$40,813	60%	$40,644	61%	$40,150	60%	$39,210	59%
Private		13,062	19%	12,606	19%	11,997	18%	12,274	18%	11,619	18%
Equity securities, available-for-sale
Common stocks and mutual funds		62	0%	50	0%	52	0%	82	0%	75	0%
Preferred stocks		133	0%	137	0%	132	0%	125	0%	126	0%
Investment in special purpose entities		171	0%	172	0%	171	1%	167	1%	159	1%
Commercial mortgage and other loans		7,272	11%	6,859	10%	6,279	9%	6,051	9%	5,877	9%
Policy loans		1,353	2%	1,233	2%	1,232	2%	1,224	2%	1,215	2%
Restricted investments held by securitization entities		753	1%	781	1%	815	1%	860	1%	925	1%
Cash, cash equivalents and short-term investments		1,860	3%	1,545	2%	1,526	2%	2,210	3%	2,667	4%
Other invested assets		3,198	5%	3,669	6%	3,823	6%	3,996	6%	4,299	6%

Total invested assets and cash		$68,371	100%	$67,865	100%	$66,671	100%	$67,139	100%	$66,172	100%

		September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Carrying Amount	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$28,966	72%	$29,191	72%	$29,107	72%	$28,635	71%	$27,877	71%
2	Baa	9,345	23%	9,447	23%	9,472	23%	9,344	23%	9,320	24%
3	Ba	1,575	4%	1,529	4%	1,439	4%	1,415	4%	1,329	4%
4	B	440	1%	465	1%	474	1%	651	2%	567	1%
5	Caa and lower	122	0%	119	0%	91	0%	63	0%	59	0%
6	In or near default	12	0%	26	0%	26	0%	15	0%	21	0%
Not rated	Not rated	47	0%	36	0%	35	0%	27	0%	37	0%

	Total public fixed maturities	$40,507	100%	$40,813	100%	$40,644	100%	$40,150	100%	$39,210	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$7,201	55%	$6,907	56%	$6,350	53%	$6,501	53%	$6,024	52%
2	Baa	5,081	39%	4,818	38%	4,743	40%	4,768	39%	4,605	40%
3	Ba	535	4%	550	4%	543	5%	605	5%	597	5%
4	B	139	1%	217	2%	175	1%	202	2%	191	2%
5	Caa and lower	36	0%	39	0%	46	0%	103	1%	106	1%
6	In or near default	50	1%	55	0%	37	0%	43	0%	74	0%
Not rated	Not rated	20	0%	20	0%	103	1%	52	0%	22	0%

	Total private fixed maturities	$13,062	100%	$12,606	100%	$11,997	100%	$12,274	100%	$11,619	100%

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$715	1%	$731	1%	$493	1%	$572	1%	$569	1%
Tax exempt	2,913	6%	2,995	6%	3,016	6%	3,030	6%	3,267	6%
Foreign government	1,793	3%	1,887	3%	1,808	3%	1,744	3%	1,453	3%
U.S. corporate	26,617	50%	27,058	51%	26,623	51%	27,101	52%	26,513	52%
Foreign corporate	9,144	17%	8,776	16%	8,651	16%	8,100	15%	7,678	15%
Mortgage-backed	8,553	16%	8,451	16%	8,722	17%	8,577	17%	7,969	16%
Asset-backed	3,834	7%	3,521	7%	3,328	6%	3,300	6%	3,380	7%

Total fixed maturities	$53,569	100%	$53,419	100%	$52,641	100%	$52,424	100%	$50,829	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$11,151	31%	$10,915	31%	$10,658	30%	$10,357	30%	$10,080	29%
Utilities and energy	6,963	19%	7,171	20%	6,985	20%	7,056	20%	7,061	21%
Consumer—non cyclical	4,734	13%	4,877	14%	4,705	13%	4,351	12%	4,349	13%
Consumer—cyclical	2,719	8%	2,670	7%	2,634	8%	2,666	8%	2,637	8%
Capital goods	2,134	6%	2,194	6%	2,289	6%	2,240	6%	2,284	7%
Industrial	2,146	6%	2,269	6%	2,384	7%	2,475	7%	2,506	7%
Technology and communications	2,476	7%	2,473	7%	2,329	7%	2,223	6%	2,135	6%
Transportation	1,317	4%	1,240	3%	1,156	3%	1,063	3%	1,003	3%
Other	2,121	6%	2,025	6%	2,134	6%	2,770	8%	2,136	6%

Total	$35,761	100%	$35,834	100%	$35,274	100%	$35,201	100%	$34,191	100%

Fixed maturities—Contractual Maturity Dates:
Due in one year or less	$2,646	5%	$2,858	5%	$2,652	5%	$2,040	4%	$1,712	3%
Due after one year through five years	10,331	19%	10,382	20%	10,329	20%	10,749	20%	10,660	21%
Due after five years through ten years	11,567	22%	11,514	22%	11,658	22%	11,842	23%	11,663	23%
Due after ten years	16,638	31%	16,693	31%	15,952	30%	15,916	30%	15,445	31%

Subtotal	41,182	77%	41,447	78%	40,591	77%	40,547	77%	39,480	78%
Mortgage-backed and asset backed	12,387	23%	11,972	22%	12,050	23%	11,877	23%	11,349	22%

Total fixed maturities	$53,569	100%	$53,419	100%	$52,641	100%	$52,424	100%	$50,829	100%

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Commercial Mortgage and Other Loans Data

(amounts in millions)

	September 30, 2005		June 30, 2005		March 31, 2005		December 31, 2004		September 30, 2004
Summary of Commercial Mortgage and Other Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,191	30%	$2,043	30%	$1,850	30%	$1,796	30%	$1,761	30%
South Atlantic	1,508	21%	1,451	21%	1,234	20%	1,239	20%	1,196	20%
Middle Atlantic	1,081	15%	998	15%	989	16%	953	16%	887	15%
East North Central	766	10%	704	10%	662	11%	682	11%	681	12%
Mountain	514	7%	496	7%	471	8%	463	8%	457	8%
West South Central	346	5%	306	5%	304	5%	306	5%	275	5%
West North Central	431	6%	432	6%	366	5%	252	4%	261	4%
East South Central	268	4%	261	4%	230	3%	225	4%	227	4%
New England	167	2%	168	2%	173	2%	135	2%	132	2%

Total	$7,272	100%	$6,859	100%	$6,279	100%	$6,051	100%	$5,877	100%

Property Type
Office	$2,156	30%	$1,914	28%	$1,861	30%	$1,822	30%	$1,774	30%
Industrial	2,017	28%	1,963	29%	1,845	30%	1,797	30%	1,768	30%
Retail	2,046	28%	1,938	28%	1,701	27%	1,574	26%	1,519	26%
Apartments	746	10%	708	10%	655	10%	650	11%	612	10%
Mixed use/other	307	4%	336	5%	217	3%	208	3%	204	4%

Total	$7,272	100%	$6,859	100%	$6,279	100%	$6,051	100%	$5,877	100%

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,330	46%	$3,247	47%	$3,122	49%	$3,073	50%	$3,053	52%
$5 million but less than $10 million	1,720	23%	1,647	24%	1,457	23%	1,442	24%	1,378	23%
$10 million but less than $20 million	1,382	19%	1,245	18%	1,072	17%	1,009	17%	965	16%
$20 million but less than $30 million	466	6%	323	5%	350	6%	334	5%	287	5%
$30 million and over	429	6%	446	6%	324	5%	237	4%	238	4%

Total	$7,327	100%	$6,908	100%	$6,325	100%	$6,095	100%	$5,921	100%

	September 30, 2005	December 31, 2004
Allowance for Losses on Mortgage Loans
Balance, beginning of year	$52	$50
Additions	10	7
Deductions for write-downs and dispositions	—	(5)

Balance, end of year	$62	$52

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs

(amounts in millions)

Deferred Acquisition Costs	Total	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other
Unamortized balance as of June 30, 2005	$5,324	$4,386	$812	$121	$5
Costs Deferred	301	226	55	18	2
Amortization	(182)	(133)	(30)	(17)	(2)
Impact of foreign currency translation	5	3	—	2	—

Unamortized balance as of September 30, 2005	5,448	4,482	837	124	5
Accumulated effect of net unrealized investment gains	(57)	(16)	(41)	—	—

Balance as of September 30, 2005	$5,391	$4,466	$796	$124	$5

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments

(amounts in millions)

	Three months ended September 30,
	2005	2004
Spread-Based Retail Products
Fixed Annuities
Account value, net of reinsurance, beginning of period (a)	$15,540	$14,583
Deposits	530	462
Interest credited	154	151
Surrenders, benefits and product charges	(548)	(364)

Account value, net of reinsurance, end of period	15,676	14,832

Single Premium Income Annuities
Account value, net of reinsurance, beginning of period (a)	5,488	5,176
Premiums and deposits	230	174
Interest credited	77	76
Surrenders, benefits and product charges	(217)	(173)

Account value, net of reinsurance, end of period	5,578	5,253

Structured Settlements
Account value, net of reinsurance, beginning of period (a)	765	336
Premiums and deposits	69	88
Interest credited	11	6
Surrenders, benefits and product charges	(14)	(10)

Account value, net of reinsurance, end of period	831	420

Total Spread-Based Retail Products, net of reinsurance	$22,085	$20,505

Spread-Based Institutional Products
GICs and Funding Agreements
Account value, net of reinsurance, beginning of period (a)	9,162	9,384
Deposits	1,402	1,033
Interest credited	101	71
Surrenders and benefits	(667)	(1,159)

Account value, end of period	9,998	9,329

Total Spread-Based Products Assets Under Management	$32,083	$29,834

Fee-Based Products
Variable Annuities
Account value, net of reinsurance, beginning of period (a)	$1,536	$675
Deposits	246	193
Interest credited and investment performance	48	(16)
Surrenders, benefits and product charges	(35)	(10)

Account value, net of reinsurance, end of period	1,795	842

Variable Life Insurance
Account value, beginning of the period	347	322
Deposits	7	9
Interest credited and investment performance	13	2
Surrenders, benefits and product charges	(12)	(11)

Account value, end of period	$355	$322

	Three months ended September 30,
	2005	2004
Third Party Assets
Private Asset Management
Account value, beginning of the period	$2,907	$2,483
Deposits	242	170
Interest credited and investment performance	120	(24)
Surrenders, benefits and product charges	(132)	(154)

Account value, end of period	3,137	2,475

Personal Advisor Network
Account value, beginning of the period	1,428	948
Deposits	187	98
Interest credited and investment performance	40	1
Surrenders, benefits and product charges	(15)	(11)

Account value, end of period	1,640	1,036

Total Third Party Assets	4,777	3,511

Total Fee-Based Products Assets Under Management	$6,927	$4,675

Assets Under Management, net of reinsurance	$39,010	$34,509

Reinsured products
Account value, beginning of period (a)	$21,542	$22,299
Deposits	15	56
Interest credited and investment performance	496	234
Surrenders, benefits and product charges	(760)	(598)

Account value, end of period	$21,293	$21,991

(a)	Assumes all reinsurance transactions were effective as of the beginning of the periods presented

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

	2005			2004
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional Products
Guaranteed investment contracts (GICs)	$3,217	$3,264	$3,302	$3,352	$3,412	$3,517	$3,474
Funding agreements backing notes	4,054	3,172	3,381	3,405	2,992	2,844	2,963
Funding agreements	2,727	2,726	2,725	2,784	2,925	3,024	3,024

	$9,998	$9,162	$9,408	$9,541	$9,329	$9,385	$9,461

Funding agreements by liquidity provisions:
7 day	$—	$—	$—	$—	$50	$100	$100
30 day	—	—	—	—	150	200	350
90 day	858	1,108	1,308	1,518	1,610	1,660	1,960
180 day	550	350	150	100	—	—	—
No put	1,035	985	1,010	900	850	850	500
13 month rolling maturity	275	275	250	250	250	200	100
Accrued interest	9	8	7	16	15	14	14

Total funding agreements	$2,727	$2,726	$2,725	$2,784	$2,925	$3,024	$3,024

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Sales

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Protection Segment

Annualized first-year premiums: (a)

Term life	$38	$34	$29	$101	$27	$26	$23	$26	$102
Financial Intermediaries	1	1	2	4	2	2	1	2	7
Independent Producers	37	33	27	97	25	24	22	24	95

Universal life	19	14	13	46	12	10	9	11	42
Financial Intermediaries	—	—	1	1	—	—	—	1	1
Independent Producers	19	14	12	45	12	10	9	9	40
Dedicated Sales Specialists	—	—	—	—	—	—	—	1	1

Long-term care	41	42	41	124	41	39	41	41	162
Financial Intermediaries	10	9	10	29	11	10	10	10	41
Independent Producers	14	16	14	44	12	12	12	11	47
Independent Channels	24	25	24	73	23	22	22	21	88
Dedicated Sales Specialists	17	17	17	51	18	17	19	20	74

Group life and health	37	38	30	105	66	39	40	26	171
Independent Producers	37	38	30	105	66	39	40	26	171

Total annualized first-year premiums	135	128	113	376	146	114	113	104	477

Written premiums: (b)
Payment protection	454	501	453	1,408	351	397	402	351	1,501
Financial Intermediaries	454	501	453	1,408	351	397	402	351	1,501

Total protection segment	$589	$629	$566	$1,784	$497	$511	$515	$455	$1,978

(a)	In our Protection segment, sales from our life, long-term care and group life and health insurance businesses represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.
(b)	In our Protection segment, sales from our payment protection insurance business represent total written premiums gross of reinsurance and cancellations during the specified period.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Sales, continued

(amounts in millions)

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Retirement Income and Investments (RI&I) Segment (c)

Spread-based retail Structured Annuities (d)	$50	$93	$153	$296	$104	$89	$192	$150	$535

Income annuities	190	164	166	520	212	187	164	201	764
Financial Intermediaries	119	103	88	310	127	115	98	119	459
Independent Producers	67	57	70	194	79	68	63	78	288
Dedicated Sales Specialists	4	4	8	16	6	4	3	4	17

Fixed annuities	378	686	364	1,428	283	653	372	411	1,719
Financial Intermediaries	368	668	353	1,389	276	641	360	400	1,677
Independent Producers	7	14	7	28	4	6	9	6	25
Dedicated Sales Specialists	3	4	4	11	3	6	3	5	17

Total spread-based retail	618	943	683	2,244	599	929	728	762	3,018

Fee-based
Variable Annuities (e)	241	254	264	759	256	250	277	292	1,075
Financial Intermediaries	219	238	244	701	236	232	257	277	1,002
Independent Producers	7	6	9	22	8	5	13	7	33
Dedicated Sales Specialists	15	10	11	36	12	13	7	8	40

Variable life	3	5	3	11	4	4	5	5	18
Financial Intermediaries	2	5	3	10	3	3	4	4	14
Independent Producers	1	—	—	1	1	1	1	—	3
Dedicated Sales Specialists	—	—	—	—	—	—	—	1	1

Managed assets	429	378	323	1,130	301	267	271	304	1,143
Independent Producers	210	222	193	625	161	139	159	183	642
Dedicated Sales Specialists	219	156	130	505	140	128	112	121	501

Total fee-based	673	637	590	1,900	561	521	553	601	2,236

Spread-based institutional (d)
Guaranteed investment contracts (GICs)	81	105	49	235	96	80	111	74	361
Funding agreements backing notes	1,000	150	300	1,450	600	500	210	180	1,490
Funding agreements	—	100	—	100	100	—	100	100	300

Total spread-based institutional	1,081	355	349	1,785	796	580	421	354	2,151

Total RI&I segment	$2,372	$1,935	$1,622	$5,929	$1,956	$2,030	$1,702	$1,717	$7,405

Mortgage Insurance Segment (f)
New insurance written:
U.S. Mortgage Insurance	$7,220	$7,220	$5,666	$20,106	$7,074	$6,206	$8,055	$6,798	$28,133
Flow	7,073	6,533	4,983	18,589	6,338	5,805	6,523	5,759	24,425
Bulk	147	687	683	1,517	736	401	1,532	1,039	3,708

International Mortgage Insurance	21,030	21,403	14,243	56,676	15,225	13,163	12,545	10,905	51,838
Flow	18,556	14,070	12,743	45,369	13,842	12,367	12,159	10,802	49,170
Bulk	2,474	7,333	1,500	11,307	1,383	796	386	103	2,668

Total Mortgage Insurance segment	$28,250	$28,623	$19,909	$76,782	$22,299	$19,369	$20,600	$17,703	$79,971

(c)	In our Retirement Income and Investments segment, sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products, as well as our fee-based and spread-based institutional products, represent new and additional premiums/deposits.
(d)	All Structured Annuities and institutional products are sold by independent producers
(e)	Sales from our variable annuities include additional deposits on existing policies, including policies reinsured in connection with our corporate reorganization. Following is a table representing the additional deposits on policies reinsured:

2005				2004
Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
$17	$28	$38	$83	$50	$59	$71	$82	$262

(f)	In our Mortgage Insurance segment, all sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued primary mortgage insurance during the specified period.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance

(dollar amounts in millions)

	As of or for the three months ended September 30,
	2005	2004
Primary Insurance in Force
U.S. Mortgage Insurance	$101,900	$112,900
International Mortgage Insurance	231,000	165,200

Total primary insurance in force	$332,900	$278,100

Total Risk in Force
U.S. Mortgage Insurance	$22,500	$24,600
International Mortgage Insurance (a)	74,500	53,000

Total risk in force	$97,000	$77,600

New Insurance Written
U.S. Mortgage Insurance	$7,200	$6,200
International Mortgage Insurance	21,000	13,200

Total new insurance written	$28,200	$19,400

Net Premiums Written
U.S. Mortgage Insurance	$112	$111
International Mortgage Insurance	204	177

Total net premiums written	$316	$288

Loss Ratio (b)
U.S. Mortgage Insurance	24%	33%
International Mortgage Insurance	8%	11%
Total loss ratio	17%	24%

Expense Ratio (c)
U.S. Mortgage Insurance	55%	42%
International Mortgage Insurance	18%	16%
Total expense ratio	31%	26%

(a)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in force, we have computed an “Effective Risk in Force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in force has been calculated by applying to insurance in force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. As of September 30, 2005 and 2004, this factor was 35%.
(b)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(c)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of underwriting, acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance, U.S. Only

(dollar amounts in millions)

	As of or for the three months ended September 30,
	2005	2004
New Risk Written
Flow	$1,820	$1,511
Bulk	10	5

Total	$1,830	$1,516

Risk in Force
Flow	$21,500	$23,449
Bulk	370	320

Total Primary	21,870	23,769
Pool	590	792

Total	$22,460	$24,561

Risk in Force by Credit Quality
Flow by FICO Scores >619 (%)	92%	92%
Flow by FICO Scores 575-619	6%	6%
Flow by FICO Scores <575	2%	2%

Bulk by FICO Scores >619	95%	89%
Bulk by FICO Scores 575-619	3%	6%
Bulk by FICO Scores <575	2%	5%

Primary A minus and sub-prime	10.1%	9.7%

Primary Loans
Primary total loans in force	763,988	866,205
Primary total loans in default	24,478	28,508
Primary loans total default rate	3.2%	3.3%

Flow loans in default	23,284	26,592
Flow loans default rate	3.5%	3.5%

Bulk loans in default	1,194	1,916
Bulk loans default rate	1.1%	1.7%

A minus and sub-prime loans in default	6,420	6,904
A minus and sub-prime loans default rate	9.6%	9.6%

Pool Loans
Pool loans in default	542	796
Pool loans default rate	2.7%	2.8%

Claims Paid
Primary Claims Paid (includes LAE)	34.0	37.6
Pool Claims Paid (includes LAE)	0.0	0.6
Primary Average Claim Severity	94%	91%

Other Measures
Flow Persistency (a)	59%	64%
Gross written premiums ceded to captives/total gross written premiums	24%	24%
Risk to capital ratio (b)	8.6:1	8.0:1

(a)	Excludes bulk transactions and the effect of a period payoff reconciliation on one structured transaction involving single premium mortgage insurance
(b)	Certain states limit a private mortgage insurer’s risk in force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of June 30, 2005 and June 30, 2004.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Third Quarter Results

Nine months ended September 30, 2005 as compared to

pro forma nine months ended September 30, 2004

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

EARNINGS BY SEGMENT	Nine months ended September 30, 2005	Pro forma Nine months ended September 30, 2004
Earnings (loss) from continuing operations before income taxes
Protection	$646	$614
Retirement Income and Investments	254	176
Mortgage Insurance	544	461
Corporate and Other	(105)	(42)

Earnings (loss) from continuing operations before income taxes	$1,339	$1,209

Net earnings (loss) from continuing operations
Protection	$416	$387
Retirement Income and Investments	179	113
Mortgage Insurance	388	319
Corporate and Other (see reconciliation below)	(69)	(35)

Net earnings (loss) from continuing operations	$914	$784

Net operating earnings (loss)
Protection	$416	$387
Retirement Income and Investments	179	113
Mortgage Insurance	388	319
Corporate and Other (see reconciliation below)	(61)	(29)

Net operating earnings (loss)	$922	$790

EARNINGS PER COMMON SHARE	Nine months ended September 30, 2005	Pro forma Nine months ended September 30, 2004
Net earnings from continuing operations per common share
Basic	$1.92	$1.60

Diluted	$1.88	$1.60

Net operating earnings per common share
Basic	$1.93	$1.61

Diluted	$1.90	$1.61

Weighted-average common shares outstanding
Basic	476.7	489.5

Diluted	484.7	490.4

Reconciliation of Corporate and Other segment net loss to segment net operating loss and pro forma segment net operating loss

	Nine months ended September 30,
	2005	2004
Segment net (loss) earnings from continuing operations	$(69)	$(12)
Net realized investment losses (gains), net of taxes	8	(17)
Net tax expense related to initial public offering	—	22

Segment net operating loss	$(61)	$(7)

Segment net earnings from continuing operations		$(12)
Excluded assets and liabilities (a)		(7)
Reinsurance transactions (b)		2
Capital structure and other (c)		(18)

Pro forma segment net loss		(35)
Net realized investment gains, net of taxes		(16)
Net tax expense related to initial public offering		22

Pro forma segment net operating loss		$(29)

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(amounts in millions)

	Nine months ended September 30, 2005	Pro forma Nine months ended September 30, 2004
REVENUES:
Premiums	$4,766	$4,782
Net investment income	2,595	2,335
Net realized investment (losses) gains	(13)	24
Policy fees and other income	501	452

Total revenues	7,849	7,593

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3,152	3,211
Interest credited	1,051	975
Underwriting, acquisition and insurance expenses, net of deferrals	1,476	1,290
Amortization of deferred acquisition costs and intangibles	618	728
Interest expense	213	180

Total benefits and expenses	6,510	6,384

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,339	1,209
Provision for income taxes	425	425
Effective tax rate	31.7%	35.2%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$914	$784

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Third Quarter Results by Segment

Nine months ended September 30, 2005 as compared to

pro forma nine months ended September 30, 2004

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Nine months ended September 30, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$3,377	$674	$653	$62	$4,766
Net investment income	946	1,320	210	119	2,595
Net realized investment losses	—	—	—	(13)	(13)
Policy fees and other income	273	181	34	13	501

Total revenues	4,596	2,175	897	181	7,849

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,172	856	96	28	3,152
Interest credited	271	780	—	—	1,051
Underwriting, acquisition and insurance expenses, net of deferrals	1,004	191	215	66	1,476
Amortization of deferred acquisition costs and intangibles	470	92	42	14	618
Interest expense	33	2	—	178	213

Total benefits and expenses	3,950	1,921	353	286	6,510

EARNINGS (LOSS) BEFORE INCOME TAXES	646	254	544	(105)	1,339
Provision for (benefit from) income taxes	230	75	156	(36)	425

NET EARNINGS (LOSS)	416	179	388	(69)	914
Net realized investment losses, net of taxes	—	—	—	8	8

NET OPERATING EARNINGS (LOSS)	$416	$179	$388	$(61)	$922

Pro forma nine months ended September 30, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Pro forma total
REVENUES:
Premiums	$3,304	$817	$587	$74	$4,782
Net investment income	867	1,165	186	117	2,335
Net realized investment gains	—	—	—	24	24
Policy fees and other income	257	157	28	10	452

Total revenues	4,428	2,139	801	225	7,593

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,083	989	112	27	3,211
Interest credited	271	704	—	—	975
Underwriting, acquisition and insurance expenses, net of deferrals	860	181	193	56	1,290
Amortization of deferred acquisition costs and intangibles	591	88	35	14	728
Interest expense	9	1	—	170	180

Total benefits and expenses	3,814	1,963	340	267	6,384

EARNINGS (LOSS) BEFORE INCOME TAXES	614	176	461	(42)	1,209
Provision for (benefit from) income taxes	227	63	142	(7)	425

NET EARNINGS (LOSS)	387	113	319	(35)	784
Net realized investment gains, net of taxes	—	—	—	(16)	(16)
Net tax expense related to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$387	$113	$319	$(29)	$790

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Nine months ended September 30, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$606	$1,251	$1,027	$493	$3,377
Net investment income	359	481	73	33	946
Policy fees and other income	237	10	16	10	273

Total revenues	1,202	1,742	1,116	536	4,596

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	505	1,148	179	340	2,172
Interest credited	176	94	—	1	271
Underwriting, acquisition and insurance expenses, net of deferrals	98	219	561	126	1,004
Amortization of deferred acquisition costs and intangibles	85	81	271	33	470
Interest expense	33	—	—	—	33

Total benefits and expenses	897	1,542	1,011	500	3,950

EARNINGS BEFORE INCOME TAXES	305	200	105	36	646
Provision for income taxes	109	71	37	13	230

SEGMENT NET EARNINGS	$196	$129	$68	$23	$416

Pro forma nine months ended September 30, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Pro forma total
REVENUES:
Premiums	$567	$1,193	$1,080	$464	$3,304
Net investment income	329	427	79	32	867
Policy fees and other income	222	6	14	15	257

Total revenues	1,118	1,626	1,173	511	4,428

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	467	1,085	212	319	2,083
Interest credited	182	88	—	1	271
Underwriting, acquisition and insurance expenses, net of deferrals	90	194	449	127	860
Amortization of deferred acquisition costs and intangibles	88	64	414	25	591
Interest expense	9	—	—	—	9

Total benefits and expenses	836	1,431	1,075	472	3,814

EARNINGS BEFORE INCOME TAXES	282	195	98	39	614
Provision for income taxes	104	70	39	14	227

SEGMENT NET EARNINGS	$178	$125	$59	$25	$387

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Nine months ended September 30, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$674	$—	$—	$674
Net investment income	991	13	316	1,320
Policy fees and other income	12	169	—	181

Total revenues	1,677	182	316	2,175

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	849	7	—	856
Interest credited	503	8	269	780
Underwriting, acquisition and insurance expenses, net of deferrals	90	95	6	191
Amortization of deferred acquisition costs and intangibles	80	12	—	92
Interest expense	2	—	—	2

Total benefits and expenses	1,524	122	275	1,921

EARNINGS BEFORE INCOME TAXES	153	60	41	254
Provision for income taxes	45	15	15	75

SEGMENT NET EARNINGS	$108	$45	$26	$179

Pro forma nine months ended September 30, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Pro forma total
REVENUES:
Premiums	$817	$—	$—	$817
Net investment income	920	7	238	1,165
Policy fees and other income	11	146	—	157

Total revenues	1,748	153	238	2,139

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	984	5	—	989
Interest credited	494	6	204	704
Underwriting, acquisition and insurance expenses, net of deferrals	92	86	3	181
Amortization of deferred acquisition costs and intangibles	79	9	—	88
Interest expense	1	—	—	1

Total benefits and expenses	1,650	106	207	1,963

EARNINGS BEFORE INCOME TAXES	98	47	31	176
Provision for income taxes	36	16	11	63

SEGMENT NET EARNINGS	$62	$31	$20	$113

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Nine months ended September 30, 2005	U. S.	International	Total
REVENUES:
Premiums	$335	$318	$653
Net investment income	97	113	210
Policy fees and other income	20	14	34

Total revenues	452	445	897

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	67	29	96
Underwriting, acquisition and insurance expenses, net of deferrals	123	92	215
Amortization of deferred acquisition costs and intangibles	26	16	42

Total benefits and expenses	216	137	353

EARNINGS BEFORE INCOME TAXES	236	308	544
Provision for income taxes	45	111	156

SEGMENT NET EARNINGS	$191	$197	$388

Pro forma nine months ended September 30, 2004	U. S.	International	Pro forma total
REVENUES:
Premiums	$348	$239	$587
Net investment income	98	88	186
Policy fees and other income	14	14	28

Total revenues	460	341	801

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	88	24	112
Underwriting, acquisition and insurance expenses, net of deferrals	124	69	193
Amortization of deferred acquisition costs and intangibles	21	14	35

Total benefits and expenses	233	107	340

EARNINGS BEFORE INCOME TAXES	227	234	461
Provision for income taxes	53	89	142

SEGMENT NET EARNINGS	$174	$145	$319

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Nine months ended September 30, 2005	Total
REVENUES:
Premiums	$62
Net investment income	119
Net realized investment losses	(13)
Policy fees and other income	13

Total revenues	181

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28
Underwriting, acquisition and insurance expenses, net of deferrals	66
Amortization of deferred acquisition costs and intangibles	14
Interest expense	178

Total benefits and expenses	286

LOSS BEFORE INCOME TAXES	(105)
Benefit from income taxes	(36)

SEGMENT NET LOSS	(69)
Net realized investment losses, net of taxes	8

NET OPERATING LOSS	$(61)

Pro forma nine months ended September 30, 2004	Pro forma total
REVENUES:
Premiums	$74
Net investment income	117
Net realized investment gains	24
Policy fees and other income	10

Total revenues	225

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27
Underwriting, acquisition and insurance expenses, net of deferrals	56
Amortization of deferred acquisition costs and intangibles	14
Interest expense	170

Total benefits and expenses	267

LOSS BEFORE INCOME TAXES	(42)
Benefit from income taxes	(7)

SEGMENT NET LOSS	(35)
Net realized investment gains, net of taxes	(16)
Net tax expense related to initial public offering	22

NET OPERATING LOSS	$(29)

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

							PRO FORMA

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,547	$1,614	$1,605	$4,766	$1,606	$1,523	$1,640	$1,619	$6,388
Net investment income	902	842	851	2,595	825	785	797	753	3,160
Net realized investment (losses) gains	(7)	—	(6)	(13)	(1)	3	6	15	23
Policy fees and other income	186	154	161	501	212	159	144	149	664

Total revenues	2,628	2,610	2,611	7,849	2,642	2,470	2,587	2,536	10,235

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,026	1,051	1,075	3,152	1,129	1,034	1,097	1,080	4,340
Interest credited	364	347	340	1,051	344	328	324	323	1,319
Underwriting, acquisition and insurance expenses, net of deferrals	506	523	447	1,476	457	411	451	428	1,747
Amortization of deferred acquisition costs and intangibles	217	208	193	618	234	230	229	269	962
Interest expense	72	69	72	213	63	60	59	61	243

Total benefits and expenses	2,185	2,198	2,127	6,510	2,227	2,063	2,160	2,161	8,611

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	443	412	484	1,339	415	407	427	375	1,624
Provision for income taxes	136	127	162	425	69	136	168	121	494

NET EARNINGS FROM CONTINUING OPERATIONS	307	285	322	914	346	271	259	254	1,130
Net realized investment losses (gains), net of taxes	4	—	4	8	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING EARNINGS	$311	$285	$326	$922	$254	$269	$277	$244	$1,044

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

							PRO FORMA

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,120	$1,129	$1,128	$3,377	$1,094	$1,085	$1,098	$1,121	$4,398
Net investment income	321	311	314	946	311	298	288	281	1,178
Policy fees and other income	108	77	88	273	102	91	79	87	359

Total revenues	1,549	1,517	1,530	4,596	1,507	1,474	1,465	1,489	5,935

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	732	702	738	2,172	705	698	691	694	2,788
Interest credited	90	91	90	271	91	91	90	90	362
Underwriting, acquisition and insurance expenses, net of deferrals	328	349	327	1,004	307	279	297	284	1,167
Amortization of deferred acquisition costs and intangibles	161	159	150	470	180	186	179	226	771
Interest expense	13	11	9	33	6	4	2	3	15

Total benefits and expenses	1,324	1,312	1,314	3,950	1,289	1,258	1,259	1,297	5,103

EARNINGS BEFORE INCOME TAXES	225	205	216	646	218	216	206	192	832
Provision for income taxes	80	73	77	230	78	81	77	69	305

SEGMENT NET EARNINGS	$145	$132	$139	$416	$140	$135	$129	$123	$527

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

							PRO FORMA

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$189	$241	$244	$674	$277	$219	$321	$277	$1,094
Net investment income	455	432	433	1,320	417	393	395	377	1,582
Policy fees and other income	61	62	58	181	58	52	53	52	215

Total revenues	705	735	735	2,175	752	664	769	706	2,891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	247	301	308	856	363	281	370	338	1,352
Interest credited	274	256	250	780	253	237	234	233	957
Underwriting, acquisition and insurance expenses, net of deferrals	66	66	59	191	48	59	61	61	229
Amortization of deferred acquisition costs and intangibles	33	32	27	92	34	25	35	28	122
Interest expense	1	1	—	2	—	—	1	—	1

Total benefits and expenses	621	656	644	1,921	698	602	701	660	2,661

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	84	79	91	254	54	62	68	46	230
Provision for income taxes	25	19	31	75	19	22	25	16	82

SEGMENT NET EARNINGS	$59	$60	$60	$179	$35	$40	$43	$30	$148

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

							PRO FORMA

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$218	$220	$215	$653	$213	$197	$195	$195	$800
Net investment income	73	68	69	210	68	65	61	60	254
Policy fees and other income	12	12	10	34	8	10	10	8	36

Total revenues	303	300	294	897	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	39	21	96	53	46	27	39	165
Underwriting, acquisition and insurance expenses, net of deferrals	81	75	59	215	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	18	13	11	42	16	12	11	12	51

Total benefits and expenses	135	127	91	353	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	168	173	203	544	151	150	163	148	612

Provision for income taxes	42	52	62	156	44	48	49	45	186

SEGMENT NET EARNINGS	$126	$121	$141	$388	$107	$102	$114	$103	$426

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

							PRO FORMA

	2005				2004
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$20	$24	$18	$62	$22	$22	$26	$26	$96
Net investment income	53	31	35	119	29	29	53	35	146
Net realized investment (losses) gains	(7)	—	(6)	(13)	(1)	3	6	15	23
Policy fees and other income	5	3	5	13	44	6	2	2	54

Total Revenue	71	58	52	181	94	60	87	78	319

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	9	8	28	8	9	9	9	35
Underwriting, acquisition and insurance expenses, net of deferrals	31	33	2	66	33	9	28	19	89
Amortization of deferred acquisition costs and intangibles	5	4	5	14	4	7	4	3	18
Interest expense	58	57	63	178	57	56	56	58	227

Total benefits and expenses	105	103	78	286	102	81	97	89	369

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(34)	(45)	(26)	(105)	(8)	(21)	(10)	(11)	(50)
(Benefit from) provision for income taxes	(11)	(17)	(8)	(36)	(72)	(15)	17	(9)	(79)

SEGMENT NET (LOSS) EARNINGS	(23)	(28)	(18)	(69)	64	(6)	(27)	(2)	29
Net realized investment losses (gains), net of taxes	4	—	4	8	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	—	—	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	—	(25)	—	—	—	(25)

NET OPERATING LOSS	$(19)	$(28)	$(14)	$(61)	$(28)	$(8)	$(9)	$(12)	$(57)

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-

Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-

First Colony Life Insurance Company	A+	AA-	Aa3	AA-

GE Capital Life Assurance Company of NY	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

GE Group Life Assurance Company	A	AA-	Not rated	Not rated

General Electric Capital Assurance Company	A+	AA-	Aa3	AA-

General Electric Capital Assurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company(a)	S&P rating	Moody’s rating	Fitch rating
General Electric Mortgage Insurance Corporation	AA	Aa2	AA

GE Mortgage Insurance Company Pty. Limited	AA	Aa2	AA

GE Mortgage Insurance Limited	AA	Aa2	AA

GE Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA

(a)	Our Canadian mortgage insurance company is not rated by any of the rating agencies shown above.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its ‘‘A+’’ (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The ‘‘A+’’ (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from ‘‘A++’’ to ‘‘S’’.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL

3Q 2005 FINANCIAL SUPPLEMENT

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that ‘‘AA’’ (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The ‘‘AA’’ rating category is the second-highest of eight financial strength rating categories, which range from ‘‘AAA’’ to ‘‘D.’’ The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the ‘‘AAA’’ category or to ratings below the ‘‘CCC’’ category. Accordingly, the ‘‘AA’’ and ‘‘AA-’’ ratings are the third- and fourth-highest of Fitch’s 22 ratings categories.

A.M. Best, S&P, Moody’s and Fitch review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 24 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc.

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com